Exhibit 99.1

News

HyperFeed Technologies, Inc.
300 South Wacker Drive, Suite 300
Chicago, IL 60606

Primary Contacts:
Mary Jane Mortell
HyperFeed Corporate Communications
(312) 322-3599
mmortell@hyperfeed.com

HYPERFEED REPORTS SECOND QUARTER 2003 RESULTS

CHICAGO, August 4, 2003 — HyperFeed Technologies, Inc. (Nasdaq: HYPRC), a provider of Managed Exchange Platform Services (MEPS) to exchanges, content providers, re-distributors, institutions, channel partners and value-added resellers reports results for the second quarter ended June 30, 2003.

The Company reported a $0.7 million net loss, or [$.03] per share, for the three months ended June 30, 2003, compared with a net loss of $0.7 million, or [$.03] per share, for the same period in 2002. For the six months ended June 30, 2003, the net loss was $1.5 million, or [$.06] per share and for the same time period in 2002, the net loss was $0.9 million, or [$.04] per share.  Revenue was $3.2 million for the three months ended June 30, 2003 versus $4.6 million for the same period in 2002.  Revenue was $6.5 million for the six months ended June 30, 2003 versus $9.7 million for the comparable period in 2002.

According to Jim Porter, HyperFeed’s CEO, “In the second quarter of 2003, we moved our strategy forward aggressively by divesting our retail trading business, PCQuote.com, and signing significant multi-year contracts with signature industry customers like the Chicago Board Options Exchange (CBOE) and OptionsXpress. We also forged a relationship with TIBCO that has the potential to open the doors of trading rooms globally for HyperFeed’s MEPS.”  Porter continues, “Because of these customers and other subsequently signed deals like the recently announced Moneyline Telerate agreement, we expect revenue to increase in the third quarter of 2003, and to see a reduction in the posted loss.”

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About HyperFeed Technologies, Inc.
HyperFeed’s ticker plant technology and financial exchange managed services are designed specifically to support the delivery of real-time data, data management, data reporting, and value added services for use in distributing and receiving financial content with a competitive edge. Beginning with a comprehensive understanding of the diverse needs of the financial equities industry, the Company applies advanced technologies to the processing, delivery, distribution and access to financial market data. HyperFeed® offers one of the fastest, most complete and reliable managed exchange platform services that can be used with industry-leading APIs, third-party applications or online desktop solutions.

HyperFeed announces not only customer wins of significant monetary value but also reserves the right to issue announcements around signature clients that are recognized as industry leaders.

For more information, please visit HyperFeed’s web site at www.hyperfeed.com.

Safe Harbor Disclosure

The statements made herein that are not historical in nature are intended to be and are identified as “forward looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, particularly in reference to statements regarding our expectations, plans and objectives.  Forward-looking statements may be impacted by a number of factors, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Our filings with the Securities and Exchange Commission identify factors that could cause material differences.  Among these factors are our ability to: i) fund our current and future business strategies either through continuing operations or external financing; ii) successfully attract, retain and integrate key employees; iii) compete successfully against competitive products and services; iv) deliver and maintain performance standards according to the terms and conditions of our customer contracts; v) maintain relationships with key suppliers and providers of market data; vi) maintain our existing customer base while diversifying the Company’s presence in the financial institutional marketplace; vii) develop, complete and introduce new product and service initiatives in a timely manner and at competitive price and performance levels; viii) manage the timing of the development and introduction of new products or enhanced versions of existing products; ix) gain the market’s acceptance of new products; x) respond to the effect of economic and business conditions generally.  The Company cautions readers that forward-looking statements, including and without limitation, those relating to the Company’s future business prospects, revenues, working capital, liquidity, income and margin are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements due to any number of risk factors.

[Tables Follow]

HyperFeed Technologies, Inc.

Consolidated Balance Sheets (Unaudited)

June 30, 2003 and December 31, 2002

	June 30, 2003	December 31, 2002
Assets
Current Assets
Cash and cash equivalents	$1,016,529	$1,096,711
Accounts receivable, less allowance for doubtful accounts of: 2003: $104,715; 2002: $82,355	638,759	700,942
Notes receivable, less allowance for doubtful accounts of: 2003: $75,000; 2002: $150,000	249,571	199,142
Prepaid expenses and other current assets	359,046	328,128
Total Current Assets	2,263,905	2,324,923
Property and equipment
Computer equipment	2,371,096	3,345,614
Communication equipment	1,359,624	1,463,954
Furniture and fixtures	82,839	108,947
Leasehold improvements	531,809	531,397
	4,345,368	5,449,912
Less: Accumulated depreciation and amortization	(2,896,565)	(3,762,376)
Net property and equipment	1,448,803	1,687,536
Notes receivable, less allowance for doubtful accounts of: 2003: $75,000	99,571	—
Other intangible assets, net of accumulated amortization of: 2003: $40,000; 2002: $10,000	140,000	170,000
Software development costs, net of accumulated amortization of: 2003: $2,637,258; 2002: $3,189,313	1,913,736	2,013,703
Deposits and other assets	64,614	99,428
Total Assets	$5,930,629	$6,295,590
Liabilities and Stockholders’ Equity
Current Liabilities
Note payable	$23,011	$—
Accounts payable	1,314,638	1,249,350
Accrued expenses	318,946	717,519
Accrued restructuring charge	165,884	405,301
Accrued compensation	148,437	106,576
Unearned revenue	1,054,884	1,173,402
Total Current Liabilities	3,025,800	3,652,148
Note payable, less current portion	44,104	—
Accrued expenses, less current portion	289,743	36,089
Unearned revenue, less current portion	17,303	12,536
Total Noncurrent Liabilities	351,150	48,625
Total Liabilities	3,376,950	3,700,773
Stockholders’ Equity
Common stock, $.001 par value; authorized 50,000,000 shares; issued and outstanding 30,438,046 shares at June 30, 2003 and 25,030,689 shares at December 31, 2002	30,438	25,031
Additional paid-in capital	46,011,906	44,563,060
Accumulated deficit	(43,488,665)	(41,993,274)
Total Stockholders’ Equity	2,553,679	2,594,817
Total Liabilities and Stockholders’ Equity	$5,930,629	$6,295,590

HyperFeed Technologies, Inc.

Consolidated Statements of Operations

(Unaudited)

	For The Three Months Ended		For The Six Months Ended
	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002
Revenue
HyperFeed Services	$2,847,394	$4,183,725	$5,877,100	$8,914,021
PCQuote Services	304,480	371,278	624,608	820,025
Total Revenue	3,151,874	4,555,003	6,501,708	9,734,046
Direct Cost of Services
HyperFeed Services	2,144,965	2,395,655	4,293,058	5,014,910
PCQuote Services	46,519	472,176	101,885	959,494
Total Direct Cost of Services	2,191,484	2,867,831	4,394,943	5,974,404
Gross Margin	960,390	1,687,172	2,106,765	3,759,642
Operating Expenses
Sales	466,961	437,586	903,725	985,511
General and administrative	626,275	722,131	1,185,077	1,305,177
Product and market development	544,810	618,551	1,023,757	1,191,825
Depreciation and amortization	268,671	434,099	539,436	900,366
Total Operating Expenses	1,906,717	2,212,367	3,651,995	4,382,879
Loss from Operations	(946,327)	(525,195)	(1,545,230)	(623,237)
Other Income (Expense)
Interest income	3,205	6,051	6,078	12,526
Interest expense	(312)	—	(312)	(2,772)
Net Other Income	2,893	6,051	5,766	9,754
Loss From Continuing Operations
Before Income Taxes	(943,434)	(519,144)	(1,539,464)	(613,483)
Income taxes	—	337	—	337
Loss from Continuing Operations	(943,434)	(519,481)	(1,539,464)	(613,820)
Discontinued Operations
Loss from discontinued operations	(139,258)	(136,728)	(318,116)	(282,914)
Gain on disposition of discontinued operations	362,189	—	362,189	—
Net Income (Loss) from Discontinued Operations	222,931	(136,728)	44,073	(282,914)
Net Loss	$(720,503)	$(656,209)	$(1,495,391)	$(896,734)
Basic and diluted net income (loss) per share:
Continuing operations	$(0.04)	$(0.02)	$(0.06)	$(0.03)
Discontinued operations	$0.01	(0.01)	—	(0.01)
Basic and diluted net loss per share	$(0.03)	$(0.03)	$(0.06)	$(0.04)
Basic and diluted weighted-average common shares outstanding	27,761,170	23,891,141	26,403,471	23,870,488